Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Will Reeves, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report of Fold Holdings, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2025 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Fold Holdings, Inc. for the periods presented therein.

Date: May 15, 2025	By:	/s/ Will Reeves
Will Reeves
Chief Executive Officer
(Principal Executive Officer)